UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2026
Crescent Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Travis Street, Suite 7200,
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 332-7001
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 2, 2026 (the “Settlement Date”), Crescent Energy Finance LLC (the “Issuer”), an indirect subsidiary of Crescent Energy Company (the “Company”), completed its previously announced offers to eligible holders to exchange (the “Exchange Offers”) (i) any and all of the Issuer’s, as successor in interest to Vital Energy, Inc. (“Vital”), 7.75% Senior Notes due 2029 (the “Vital 2029 Notes”) for up to $298,214,000 aggregate principal amount of new 7.75% Senior Notes due 2029 to be issued by the Issuer (the “Crescent 2029 Notes”), and (ii) any and all of the Issuer’s, as successor in interest to Vital, 9.750% Senior Notes due 2030 (the “Vital 2030 Notes” and, together with the Vital 2029 Notes, the “Vital Notes”) for up to $302,364,000 aggregate principal amount of new 9.750% Senior Notes due 2030 to be issued by the Issuer (the “Crescent 2030 Notes” and, together with the Crescent 2029 Notes, the “Crescent Notes”). The related solicitations of consents (the “Consent Solicitations”) by the Issuer to adopt certain amendments (the “Proposed Amendments”) to each of the indentures governing the Vital Notes (collectively, the “Vital Indentures”) were also completed on the Settlement Date.
Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of Vital Notes set forth in the table below were validly tendered and accepted. Such accepted Vital Notes have been retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Vital Notes set forth in the table below remain outstanding.

Title of Vital Notes	Principal Amount Outstanding at Commencement of the Exchange Offers	Principal Amount Tendered and Accepted	Principal Amount Outstanding Following Settlement
7.75% Senior Notes due 2029	$298,214,000	$295,276,000	$2,938,000
9.750% Senior Notes due 2030	$302,364,000	$237,394,000	$64,970,000
The events described in this Current Report on Form 8-K took place in connection with the settlement of the Exchange Offers and Consent Solicitations.
Item 1.01.    Entry into a Material Definitive Agreement.
Crescent 2029 Notes Indenture
On the Settlement Date, the Issuer issued $294,843,000 aggregate principal amount of the Crescent 2029 Notes pursuant to that certain Indenture, dated as of the Settlement Date (the “Crescent 2029 Notes Indenture”), among the Issuer, certain subsidiaries of the Issuer, as guarantors (the “Guarantors”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).
The Crescent 2029 Notes are senior unsecured obligations of the Issuer. The Crescent 2029 Notes are fully and unconditionally guaranteed on a senior unsecured basis by the existing subsidiaries of the Issuer that guarantee its indebtedness under its revolving credit facility. The Crescent 2029 Notes are not guaranteed by the Company, which is the managing member of Crescent Energy OpCo LLC (“OpCo”), which is the sole member of the Issuer, or OpCo, and neither the Company nor OpCo is subject to the terms of the Crescent 2029 Notes Indenture.
Maturity and Interest
The Crescent 2029 Notes will mature on July 31, 2029. The Crescent 2029 Notes bear interest at a rate of 7.75% per annum, payable in arrears on each January 31 and July 31, with interest payments on the Crescent 2029 Notes commencing January 31, 2026.
Optional Redemption
At any time, the Issuer may, on any one or more occasions, redeem all or a part of the Crescent 2029 Notes, in whole or in part, at the redemption prices set forth below, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date, subject to the right of holders of record of the Crescent 2029 Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on July 31 of the years indicated below:

Year	Percentage
2025	101.9375%
2026 and thereafter	100.0000%
Change of Control
If the Issuer experiences certain kinds of changes of control accompanied by a ratings decline, each holder of the Crescent 2029 Notes may require the Issuer to repurchase all or a portion of its Crescent 2029 Notes for cash at a price equal to 101% of the aggregate principal amount of such Crescent 2029 Notes, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.
Certain Covenants
The Crescent 2029 Notes Indenture contains covenants that, among other things, limit the ability of the Issuer’s restricted subsidiaries to: (i) incur or guarantee additional indebtedness or issue certain types of preferred stock; (ii) pay dividends or distributions in respect of its equity or redeem, repurchase or retire its equity or subordinated indebtedness; (iii) transfer or sell assets; (iv) make investments; (v) create certain liens; (vi) enter into agreements that restrict dividends or other payments from any non-Guarantor restricted subsidiary to it; (vii) consolidate, merge or transfer all or substantially all of its assets; (viii) engage in transactions with affiliates; and (ix) create unrestricted subsidiaries.
Events of Default
If an Event of Default (as defined in the Crescent 2029 Notes Indenture) occurs and is continuing under the Crescent 2029 Notes Indenture, the Trustee or holders of at least 30% in principal amount of the then total outstanding Crescent 2029 Notes by written notice to the Issuer and the Trustee may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Crescent 2029 Notes to be due and payable immediately; provided that the Crescent 2029 Notes will be due and payable immediately without further action or notice if such an Event of Default results from certain events of bankruptcy or insolvency with respect to the Issuer, any restricted subsidiary of the Issuer that is a significant subsidiary or any group of restricted subsidiaries of the Issuer that, taken together, would constitute a significant subsidiary.
Crescent 2030 Notes Indenture
On the Settlement Date, the Issuer issued $237,179,000 aggregate principal amount of the Crescent 2030 Notes pursuant to that certain Indenture, dated as of the Settlement Date (the “Crescent 2030 Notes Indenture” and, together with the Crescent 2029 Notes Indenture, the “Crescent Notes Indentures”), among the Issuer, the Guarantors and the Trustee.
The Crescent 2030 Notes are senior unsecured obligations of the Issuer. The Crescent 2030 Notes are fully and unconditionally guaranteed on a senior unsecured basis by the existing subsidiaries of the Issuer that guarantee its indebtedness under its revolving credit facility. The Crescent 2030 Notes are not guaranteed by the Company, which is the managing member of OpCo, which is the sole member of the Issuer, or OpCo, and neither the Company nor OpCo is subject to the terms of the Crescent 2030 Notes Indenture.
Maturity and Interest
The Crescent 2030 Notes will mature on October 15, 2030. The Crescent 2030 Notes bear interest at a rate of 9.750% per annum, payable in arrears on each April 15 and October 15, with interest payments on the Crescent 2030 Notes commencing April 15, 2026.
Optional Redemption
At any time prior to October 15, 2026, the Issuer may, on any one or more occasions, redeem all or a part of the Crescent 2030 Notes at a redemption price equal to 100% of the principal amount of the Crescent 2030 Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.
On or after October 15, 2026, the Issuer may, on any one or more occasions, redeem all or a part of the Crescent 2030 Notes, in whole or in part, at the redemption prices set forth below, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date, subject to the right of holders of record of the Crescent 2030 Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

Year	Percentage
2026	104.8750%
2027	102.4375%
2028 and thereafter	100.0000%
Change of Control
If the Issuer experiences certain kinds of changes of control accompanied by a ratings decline, each holder of the Crescent 2030 Notes may require the Issuer to repurchase all or a portion of its Crescent 2030 Notes for cash at a price equal to 101% of the aggregate principal amount of such Crescent 2030 Notes, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.
Certain Covenants
The Crescent 2030 Notes Indenture contains covenants that, among other things, limit the ability of the Issuer’s restricted subsidiaries to: (i) incur or guarantee additional indebtedness or issue certain types of preferred stock; (ii) pay dividends or distributions in respect of its equity or redeem, repurchase or retire its equity or subordinated indebtedness; (iii) transfer or sell assets; (iv) make investments; (v) create certain liens; (vi) enter into agreements that restrict dividends or other payments from any non-Guarantor restricted subsidiary to it; (vii) consolidate, merge or transfer all or substantially all of its assets; (viii) engage in transactions with affiliates; and (ix) create unrestricted subsidiaries.
Events of Default
If an Event of Default (as defined in the Crescent 2030 Notes Indenture) occurs and is continuing under the Crescent 2030 Notes Indenture, the Trustee or holders of at least 30% in principal amount of the then total outstanding Crescent 2030 Notes by written notice to the Issuer and the Trustee may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Crescent 2030 Notes to be due and payable immediately; provided that the Crescent 2030 Notes will be due and payable immediately without further action or notice if such an Event of Default results from certain events of bankruptcy or insolvency with respect to the Issuer, any restricted subsidiary of the Issuer that is a significant subsidiary or any group of restricted subsidiaries of the Issuer that, taken together, would constitute a significant subsidiary.
The Crescent Notes were issued in exchange for Vital Notes pursuant to the Exchange Offers, which were exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”). The Crescent Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
The foregoing description of the Crescent Notes Indentures and the Crescent Notes is not complete and is subject to and qualified in its entirety by reference to the Crescent Notes Indentures and the form of the Crescent Notes, copies of which are included as Exhibits 4.3, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under the Introductory Note and Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.    Other Events.
As previously disclosed, as of 5:00 p.m., New York City time, on December 12, 2025, the Issuer received the requisite number of consents to adopt the Proposed Amendments with respect to the Vital Notes and the Vital Indentures. On December 12, 2025, Vital entered into supplemental indentures containing the Proposed Amendments (the “Vital Supplemental Indentures”). The Vital Supplemental Indentures became operative on the Settlement Date. As a result of the Vital Supplemental Indentures, certain restrictive covenants contained in the Vital Indentures were removed.
The foregoing description of the Vital Supplemental Indentures is not complete and is subject to and qualified in its entirety by reference to the Vital Supplemental Indentures, copies of which are included as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

4.1
Second Supplemental Indenture, dated December 12, 2025, among Vital Energy, Inc., the guarantors named therein, and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to Crescent Energy Company’s Current Report on Form 8-K (File No. 001-41132), filed with the SEC on December 15, 2025).

4.2
Sixth Supplemental Indenture, dated December 12, 2025, among Vital Energy, Inc., the guarantors named therein, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.7 to Crescent Energy Company’s Current Report on Form 8-K (File No. 001-41132), filed with the SEC on December 15, 2025).

4.3	Indenture, dated January 2, 2026, among Crescent Energy Finance LLC, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of Crescent Energy Finance’s 7.75% Senior Notes due 2029 (included in Exhibit 4.3 hereto).

4.5	Indenture, dated January 2, 2026, among Crescent Energy Finance LLC, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.6	Form of Crescent Energy Finance’s 9.75% Senior Notes due 2030 (included in Exhibit 4.5 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

Date: January 2, 2026	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Chief Financial Officer